UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2016

Coty Inc.

(Exact Name of Registrant as Specified in its Charter)

DE	001-35964	13-3823358
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Fifth Avenue New York, NY	10118
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 389-7300

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.
On May 25, 2016, Coty Inc. (the “Company”), The Procter & Gamble Company (“P&G”), Galleria Co., a wholly owned subsidiary of P&G (“SplitCo”), and Green Acquisition Sub Inc., a wholly owned subsidiary of the Company (“Merger Sub”), entered into a Third Amendment to Transaction Agreement (the “Third Amendment”) to amend certain terms of the Transaction Agreement, dated July 8, 2015, as amended on August 13, 2015 and February 19, 2016 (the “Transaction Agreement”), by and among the Company, P&G, SplitCo and Merger Sub, including the exhibits thereto and the disclosure letter delivered by the Company to P&G pursuant thereto. The Company, P&G, SplitCo and Merger Sub entered into the Transaction Agreement to merge P&G’s fine fragrance, color cosmetics, and hair color businesses into Merger Sub through a tax-free Reverse Morris Trust transaction.
The Third Amendment amends the Transaction Agreement and the exhibits and disclosure letter thereto to amend certain provisions relating to the scope of assets and liabilities to be conveyed in the transaction, certain mechanical provisions relating to the recapitalization amount adjustments and the closing of the merger, certain covenants and employee matters contained in the Transaction Agreement, update existing and include additional exhibits to the Transaction Agreement and further update the disclosure letter.
The other material terms of the Transaction Agreement remain unchanged.
The summary set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Transaction Agreement, a copy of which is filed as Exhibit 2.2 to the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2015, and the Third Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Third Amendment to Transaction Agreement, dated May 25, 2016, by and among Coty Inc., The Procter & Gamble Company, Galleria Co. and Green Acquisition Sub Inc.*

*
The exhibits and attachments to Exhibit 10.1 have been omitted in accordance with Item 601(b)(2) of Regulation S-K. These exhibits and attachments consist of (I) Attachment to Schedule 1.05(b)(ii) Excluded Trademarks, (II) Attachment 3-C to Schedule 1.05(a)(vii) Additional Caldera Domain Names, (III) Parent Shared Technology License Agreement, (IV) Section 1.05(a)(xx) Acquired Codes, (V) Section 5.21(k) Shared Codes and (VI) Exhibit R Galleria Business Acquired Plans. The Company agrees to furnish supplementally to the SEC, upon request, a copy of all omitted exhibits and attachments.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTY INC.
(Registrant)

Date:	May 27, 2016	By:	/s/ Jules P. Kaufman
			Name:	Jules P. Kaufman
			Title:	Senior Vice President, Secretary
and General Counsel

COTY INC.

EXHIBIT INDEX

Exhibit No.	Description
10.1	Third Amendment to Transaction Agreement, dated May 25, 2016, by and among Coty Inc., The Procter & Gamble Company, Galleria Co. and Green Acquisition Sub Inc.*

*
The exhibits and attachments to Exhibit 10.1 have been omitted in accordance with Item 601(b)(2) of Regulation S-K. These exhibits and attachments consist of (I) Attachment to Schedule 1.05(b)(ii) Excluded Trademarks, (II) Attachment 3-C to Schedule 1.05(a)(vii) Additional Caldera Domain Names, (III) Parent Shared Technology License Agreement, (IV) Section 1.05(a)(xx) Acquired Codes, (V) Section 5.21(k) Shared Codes and (VI) Exhibit R Galleria Business Acquired Plans. The Company agrees to furnish supplementally to the SEC, upon request, a copy of all omitted exhibits and attachments.